UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2012

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania		16148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-981-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 21, 2012, the F.N.B. Corporation Compensation Committee (“the Committee”) approved the award of performance-based and service-based restricted stock awards to certain of the Corporation’s executive officers named in the Compensation Discussion and Analysis included in the Corporation’s proxy statement for its Annual Meeting of Shareholders held in 2011 (“the Named Executive Officers”) in the following amounts:

Named Executive Officer	Number of Restricted	Number of Restricted
	Stock Units Awarded	Stock Units Awarded
	Performance-Based	Service-
		Based
Vincent J. Delie, Jr.	21,394	10,697
Vincent J. Calabrese, Jr.	7,064	3,532
Gary L. Guerrieri	7,064	3,532

These awards are made pursuant to the stockholder approved 2007 Incentive Compensation Plan (“the Plan”), as amended, a copy of which is on file with the Securities and Exchange Commission as Annex “A” to the Corporation’s 2011 proxy statement.

The service-based restricted stock awards are subject to the standard terms contained in the service-based restricted stock award agreement previously filed by the Corporation under a Form 8-K on January 19, 2007, and will vest on January 16, 2015, provided the Named Executive Officer remains continuously employed by the Corporation.

Under the terms of the performance-based award agreement, the Committee’s determination as to whether the performance-based restricted stock units shall vest for each Named Executive Officer will occur on March 1, 2015 (“Vesting Date”). The Committee’s determination will be based on the following three financial performance measures: (i) the Corporation’s return on average tangible common equity (“F.N.B. ROATCE”); (ii) the Corporation’s earnings per share growth (“EPS Growth”); and (iii) the Corporation’s dividend payout ratio (collectively the EPS Growth and dividend payout ratio shall be referred to as “F.N.B. Performance”). Under the performance award agreement the F.N.B. Performance is based on the Corporation’s EPS Growth (75% weighting) and the Corporation’s dividend payout ratio (25% weighting) during the four year period beginning January 1, 2012, and ending on December 31, 2015, (“Performance Period”). In order to qualify for vesting the Named Executive Officer must remain continuously employed by the Corporation up to the Vesting Date and the F.N.B. ROATCE during the Performance Period must be greater than or equal to the 25th percentile of the return on average tangible common equity of a group of similarly situated peer financial institutions (“Performance Measurement Group”). The calculation of the number of performance-based restricted stock units that shall vest will be based upon F.N.B.’s Performance relative to the Performance Measurement Group during the Performance Period.

F.N.B.’s Performance Relative to	Restricted Stock Units Earned (as
Performance Measurement Group Performance	a multiple of the Restricted
Percentile	Stock Units targeted)
Threshold 35th	0.50
Target 50th	1.00
Maximum 75th	1.75

For amounts of the Corporation’s relative earnings per share growth as compared to the Performance Measurement Group between the Threshold and Target levels or between the Target and Maximum levels, straight line interpolation, rounded up to the next whole share, will be used to determine the number of restricted stock units that will become vested.

The foregoing discussion is qualified in its entirety by reference to the full text of the Plan, the service-based restricted stock agreement and the performance-based restricted stock agreement. The performance-based agreement is attached as Exhibit 10.1.

Also on March 21, 2012, the Committee approved the Second Amended and Restated Consulting Agreement (“Consulting Agreement”) with its former Chief Executive Officer (“CEO”) and current Chairman of the Board, Stephen J. Gurgovits. The Agreement replaces the Amended and Restated Consulting Agreement and consolidates all prior amendments. Additionally, the Consulting Agreement also reflects that Mr. Gurgovits may receive assignments from the CEO or the Executive Committee of the Corporation, and that Mr. Gurgovits shall be considered a part-time employee under the agreement. All other provisions of the Agreement are materially the same.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement which is attached as Exhibit 10.2, and incorporated by reference.

Lastly, on March 21, 2012, the Committee approved amendments to certain Restricted Stock Agreements (“RSAs”) of Mr. Gurgovits in order to correct certain drafting errors that would have resulted in unintended consequences related to forfeitures and vesting of his previous awards. When the Corporation granted the 2010 and 2011 restricted stock awards, the parties intended that Mr. Gurgovits would meet the service requirements if he provides service under the Consulting Agreement or as an employee. The parties further intended that the restricted stock units would not vest upon Mr. Gurgovits’ retirement as CEO. After the Committee recognized the drafting errors in the RSAs, the parties amended all affected RSAs in order to meet the original intentions of the parties. This included deleting provisions allowing for vesting upon retirement and adding provisions that service under the Consulting Agreement was acceptable service to meet the service requirement of the RSAs.

The foregoing discussion of the RSAs is qualified in its entirety by reference to the amended agreements which are attached as Exhibits 10.3 through 10.6 and incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

March 27, 2012	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan)
10.2	Second Amended and Restated Consulting Agreement between Stephen J. Gurgovits, F.N.B. Corporation, First National Bank of Pennsylvania and F.N.B. Payroll Services, LLC
10.3	Amended Restricted Stock Award Agreement (long-term incentive award) for Stephen J. Gurgovits dated January 20, 2010 (pursuant to 2007 Incentive Compensation Plan)
10.4	Amended Restricted Stock Award Agreement (annual incentive award) for Stephen J. Gurgovits dated January 20, 2010 (pursuant to 2007 Incentive Compensation Plan)
10.5	Amended Restricted Stock Award Agreement for Stephen J. Gurgovits dated March 17, 2010 (pursuant to 2007 Incentive Compensation Plan)
10.6	Amended Restricted Stock Award Agreement for Stephen J. Gurgovits dated March 16, 2011 (pursuant to 2007 Incentive Compensation Plan)